AXP(R)
     Bond
         Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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


(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of 10 sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson

CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

The Fund's Long-term Performance                         9

Investments in Securities                               10

Financial Statements                                    23

Notes to Financial Statements                           26

Independent Auditors' Report                            37

Federal Income Tax Information                          38

Board Members and Officers                              40

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2 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows.* The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

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3 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal year economic coverage.

KEY POINTS

-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.

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4 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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Fund Snapshot
         AS OF AUG. 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                      Ray Goodner, CFA
Tenure/since                                                     5/1/00
Years in industry                                                    31

FUND OBJECTIVE

For investors seeking a high level of current income while conserving the value of the investment for the longest period of time.

Inception dates
A: 10/3/74        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INBNX          B: ININX          C: AXBCX         Y: IDBYX

Total net assets                                         $3.806 billion
Number of holdings                                    approximately 400

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT   LONG
          X            HIGH
          X            MEDIUM  QUALITY
          X            LOW

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie graph)

Bonds 90.0%

Cash & cash equivalents 9.0%

Other 0.1%

TOP FIVE SECTORS

Percentage of portfolio assets

Mortgage-backed securities                                         23.6%
Government obligations & agencies                                  10.2
Financial services                                                  7.3
Utilities -- electric                                               5.3
Retail                                                              3.5

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          37.4%
AA bonds                                                            3.4
A bonds                                                            13.1
BAA bonds                                                          23.0
Non-investment grade bonds                                         14.0

Fund holdings are subject to change.

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5 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the one-year period ended Aug. 31, 2002?

A: For the one-year period ended Aug. 31, 2002, the Fund's Class A shares (excluding sale charge) returned 3.13% versus the Lipper Corporate Debt - BBB rated Funds Index, which returned 3.06%. The Lehman Brothers Aggregate Bond Index generated a return of 8.11% over the same timeframe.

Q:  What factors significantly impacted performance?

A: We began the fiscal year with interest rates relatively low from a historic perspective, with the 10-year Treasury bond yielding just over 4.8%. While we anticipated that an economic recovery was on the horizon, which typically sends interest rates higher, the year began instead with the terrorist attacks. That was the first of many events that shook confidence in the likelihood of a smooth economic rebound. Although rates drifted higher mid-way through the 12-month period, disappointment with the trend of economic growth and ongoing uncertainty with the world situation drove rates down as the year came to a close. By the end of August 2002, the yield on the 10-year Treasury bond dipped to slightly over 4.0%.

    Early in the period, in light of the events of September 11, investors poured money into perceived safe havens, namely bonds issued by the U.S. government. While that portion of the portfolio performed well in the early months of the period, our position in corporate bonds, including low-grade debt securities, lagged the market. Then, corporate issues enjoyed a recovery in the closing months of 2001, which helped the portfolio at that time. We were positioned for economic recovery and the Fund was more heavily skewed toward corporate bonds than U.S. government bonds.

(bar graph)
          PERFORMANCE COMPARISON
    For the period ended Aug. 31, 2002

10%
                  (bar 2)
 8%               +8.11%

 6%

 4%   (bar 1)                (bar 3)
      +3.13%                 +3.06%
 2%

 0%

(bar 1)  AXP Bond Fund
         Class A (excluding sales charge)

(bar 2)  Lehman Brothers Aggregate Bond

(bar 3)  Lipper Corporate Devt - BBB rated Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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Questions & Answers

(begin callout quote) > Our primary focus in this environment is to generate attractive returns while preserving capital. (end callout quote)

    Interest rates moved higher in January and February, but corporate bonds weathered the challenging environment quite well. However, since March, bond investors have resumed the "flight-to-quality" that marked the post-September 11 period, and our prominent position in corporate issues again suffered. In hindsight, the environment for corporates turned treacherous in the wake of corporate defaults, and this impacted some of our corporate investments.

Q:  What changes did you make to the portfolio?

A: We started the year with a conservative approach in terms of structuring the Fund for interest rate sensitivity, since at that time, we believed rates were headed higher in what we expected to be a rapidly improving economy. While rates crept up slightly periodically, this trend was offset overall by a weaker-than-expected economic recovery. As the year progressed, and as interest rates held steady, we began to take a more aggressive stance. We placed increasing emphasis on corporate bonds, which typically pay higher yields than government issues, but also carry more risk. Along with owning some very high-quality corporate issues, we

AVERAGE ANNUAL TOTAL RETURNS
as of Aug. 31, 2002

At Net Asset
Value (NAV)(1)           Class A        Class B         Class C        Class Y
1 year                   +3.13%         +2.35%          +2.35%         +3.29%
5 years                  +5.23%         +4.43%           N/A           +5.36%
10 years                 +7.03%          N/A             N/A            N/A
Since inception           N/A           +6.39%(2)       +6.57%(3)      +7.34%(2)

With Sales Charge        Class A        Class B         Class C        Class Y
1 year                   -1.76%         -1.56%          +2.35%         +3.29%
5 years                  +4.21%         +4.28%           N/A           +5.36%
10 years                 +6.51%          N/A             N/A            N/A
Since inception           N/A           +6.39%(2)       +6.57%(3)      +7.34%(2)

(1) Excluding sales charge.

(2) Inception date was March 20, 1995.

(3) Inception date was June 26, 2000.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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Questions & Answers

    also purchased select high-yield (low-grade) bonds issued by companies with sound business fundamentals. In addition, our in-depth, proprietary research indicated these bonds offered good value. Finally, we looked to take advantage of the sudden trend of a weakened U.S. dollar, and added some Japanese and European government bonds into the mix.

Q:  What is your outlook for the year ahead?

A: While the bond market enjoyed another strong run over the past year, a number of challenges remain on the horizon. The fact that interest rates are at such low levels at this point, capital appreciation potential appears to be limited for many parts of the bond market. In addition, corporate bonds continue to struggle in an environment of sagging investor confidence. On a more positive note, inflation has not been a threat, and there seems no reason to think that this will change anytime soon. Given that the U.S. and world economies don't appear to be on the verge of a dramatic growth spurt, but rather are likely to maintain a moderate rate of growth at best in the near term, it seems reasonable to expect that any hikes in interest rates will be mild.

Q:  How are you positioning the Fund in light of your outlook?

A: Our primary focus in this environment is to generate attractive returns while preserving capital. With corporate bonds making up more than half of the portfolio, we don't expect to increase that position in any significant way. We continue to hold low-grade bonds in the portfolio, which we believe are extremely attractive in the current environment and can be added at value prices. With limited near-term risk of a significant interest rate increase, we anticipate maintaining a slightly aggressive stance in the Fund's interest-rate sensitivity.

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8 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Bond Fund Class A shares (from 9/1/92 to 8/31/02) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - BBB rated Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                IN AXP BOND FUND
$30,000

$22,500                                                            (dotted line)
                                                                   (dashed line)
$15,000                                                            (solid line)

$7,500

       8/92   8/93  8/94   8/95   8/96  8/97   8/98  8/99   8/00   8/01  8/02

(solid line)      AXP Bond Fund Class A
                  $18,781

(dotted line)     Lehman Brothers Aggregate Bond Index(1)
                  $20,286

(dashed line)     Lipper Corporate
                  Debt - BBB rated Funds Index(s)
                  $18,846

(1) Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Corporate Debt - BBB rated Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

           Average Annual Total Returns
    Class A with Sales Charge as of Aug. 31, 2002
1 year                                             -1.76%
5 years                                            +4.21%
10 years                                           +6.51%
Since inception                                     N/A

Results for other share classes can be found on page 7.

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9 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Bond Fund, Inc.
Aug. 31, 2002
(Percentages represent value of investments compared to net assets)

Bonds (97.1%)
Issuer                                Coupon       Principal           Value(a)
                                       rate         amount

Government obligations & agencies (13.9%)
Bundesschatzanweisungen
     (European Monetary Unit)
         02-16-07                      4.00%      20,075,000(c)      $19,697,393
Federal Natl Mtge Assn
         04-15-04                      3.63       25,000,000          25,580,000
         07-15-05                      7.00       80,100,000          89,425,001
Federal Republic of Brazil
     (U.S. Dollar)
         07-26-07                     11.25        4,000,000(c)        2,760,000
         01-11-12                     11.00       13,000,000(c)        7,930,000
Kingdom of Spain
     (Japanese Yen)
         07-22-04                      4.63    1,127,000,000(c)       10,319,448
Resolution Funding Corp
     Zero Coupon
         10-15-02                      6.19       24,660,000(f)       24,617,321
U.S. Treasury
         01-31-03                      4.75       50,000,000          50,614,500
         02-15-06                      5.63       14,500,000          15,900,729
         11-15-16                      7.50      169,115,000         215,872,591
         11-15-24                      7.50       29,900,000          39,397,914
United Mexican States
     (U.S. Dollar)
         01-14-12                      7.50       27,000,000(c)       27,675,000
Total                                                                529,789,897

Mortgage-backed securities (25.2%)
Federal Home Loan Mtge Corp
         07-01-07                      6.50            2,042               2,070
         03-01-13                      5.50        6,456,474           6,661,302
         04-01-15                      7.50        7,851,800           8,393,626
         04-01-17                      8.00          140,745             152,067
         08-01-24                      8.00        2,305,427           2,478,892
         12-01-27                      6.00        7,000,436           7,193,075
         10-01-28                      7.00       17,636,020          18,386,336
         11-01-29                      7.00       12,045,143          12,554,563
         02-01-31                      7.50        9,996,753          10,529,820
         07-01-32                      7.00       47,004,253          48,965,879
     Collateralized Mtge Obligation
         03-15-22                      7.00        9,134,911           9,625,194
         07-15-22                      7.00        9,104,711           9,850,660
Federal Natl Mtge Assn
         07-01-08                      6.50        3,459,255           3,632,385
         11-01-09                      9.00              763                 826
         06-01-10                      6.50        7,847,053           8,239,784
         08-01-11                      8.50        7,076,828           7,679,280
         05-01-13                      6.50       19,110,652          20,046,637
         03-01-14                      5.50       22,122,650          22,789,052
         04-01-14                      6.50        5,337,470           5,598,884
         08-01-16                      6.00       21,923,852          22,720,503
         10-01-17                      5.00       33,000,000(h)       33,067,031
         04-01-23                      8.50        2,813,359           3,065,324
         05-01-23                      6.50       17,402,259          18,078,483
         08-01-23                      6.50        1,349,636           1,402,080
         09-01-23                      6.50        1,823,100           1,893,944
         11-01-23                      6.50        4,033,621           4,190,362
         01-01-24                      6.50       27,644,393          28,718,612
         02-01-24                      6.50        3,133,710           3,251,489
         05-01-24                      6.00       32,947,303          33,919,678
         06-01-24                      9.00        2,127,312           2,349,896
         02-01-25                      8.00        1,092,329           1,174,791
         09-01-25                      6.50       11,005,305          11,412,803
         09-01-25                      8.00        2,421,786           2,603,091
         02-01-26                      6.00       12,941,037          13,310,681
         03-01-26                      7.00        6,870,566           7,180,951
         06-01-28                      6.00       21,480,207          22,035,371
         08-01-28                      6.50       14,465,175          14,963,688
         10-01-28                      6.00       13,983,950          14,345,370
         11-01-28                      6.50        7,043,714           7,286,461
         12-01-28                      6.00       15,607,335          16,010,713
         12-01-28                      6.50        2,887,487           2,986,998
         01-01-29                      6.50       22,619,252          23,414,656
         03-01-29                      6.50       13,788,410          14,260,153
         05-01-29                      6.50       17,923,687          18,536,911
         06-01-29                      7.00           52,917              55,163
         07-01-29                      6.00       20,000,000(h)       20,400,000
         07-01-29                      6.50       25,000,000(h)       25,820,313
         07-01-29                      7.00       18,834,688          19,634,358
         08-01-29                      6.00      142,000,000(h)      144,285,312
         09-01-29                      7.00       45,428,267          47,357,028
         01-01-31                      7.50       14,430,073          15,195,606

See accompanying notes to investments in securities.

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10 -- AXP BOND FUND -- 2002 ANNUAL REPORT
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Bonds (continued)
Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
         06-01-32                      7.00%     $81,701,588         $85,123,572
         10-01-32                      5.50       59,000,000(h)       58,787,968
     Collateralized Mtge Obligation
         06-25-23                      5.25       11,553,126          11,867,488
Govt Natl Mtge Assn
         02-15-24                      8.00        1,087,605           1,169,709
         02-15-25                      9.00          161,906             179,219
         06-15-26                      8.00        1,536,515           1,647,321
         08-15-26                      8.00        2,376,736           2,548,135
Total                                                                959,031,564

Aerospace & defense (0.7%)
Alliant Techsystems
     Company Guaranty
         05-15-11                      8.50        4,725,000           4,949,438
L-3 Communications
     Sr Sub Nts
         06-15-12                      7.63        7,000,000(d)        7,245,000
United Technologies
         11-15-19                      8.88       10,000,000          13,050,790
Total                                                                 25,245,228

Airlines (1.5%)
American Airlines
         10-01-06                      7.80        6,500,000           5,870,037
     Series 2001-1
         05-23-16                      7.38       10,948,558          10,763,856
Continental Airlines
     Series 1996B
         10-15-13                      7.82        3,825,737           3,770,493
     Series 1998A
         09-15-17                      6.65       11,716,247          10,512,877
Delta Air Lines
         05-15-10                     10.13       10,000,000           8,400,000
     Series 2002-1
         01-02-12                      7.78        7,000,000           6,601,420
Northwest Airlines
         06-01-06                      8.88        6,000,000           4,200,000
United Air Lines
         10-01-10                      7.03        6,631,022           5,310,056
Total                                                                 55,428,739

Automotive & related (1.8%)
DaimlerChrysler North America Holding
     Company Guaranty
         09-01-04                      6.90        7,000,000           7,409,640
         01-15-12                      7.30        9,000,000           9,674,325
Ford Motor
         07-16-31                      7.45        9,400,000           8,181,158
Ford Motor Credit
         07-16-04                      6.70       18,000,000          18,306,360
         02-01-11                      7.38       15,000,000          14,569,380
Hertz
     Sr Nts
         06-01-12                      7.63       12,000,000          11,279,640
Total                                                                 69,420,503

Banks and savings & loans (2.5%)
Capital One Bank
     Sr Nts
         02-01-06                      6.88       12,350,000          11,286,332
Central Fidelity Capital
     Company Guaranty Series A
         04-15-27                      2.86       16,500,000(m)       16,007,970
Comerica Bank
     Sub Nts
         10-01-08                      6.00        9,780,000          10,345,147
FleetBoston Financial
         09-15-05                      7.25       22,000,000          23,843,930
Marshall & Ilsley
     Series E
         09-01-06                      5.75        8,000,000           8,494,480
Sovereign Bancorp
     Sr Nts
         11-15-06                     10.50        3,165,000           3,513,150
U.S. Bancorp
     Zero Coupon Cv
         08-06-21                      1.44        1,100,000(f)          818,125
Union Planters Capital
     Company Guaranty
         12-15-26                      8.20        4,000,000           4,269,428
Washington Mutual Bank
         06-15-11                      6.88       15,000,000          16,386,975
Total                                                                 94,965,537

See accompanying notes to investments in securities.

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11 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Beverages & tobacco (0.4%)
Constellation Brands
     Sr Sub Nts Series B
         01-15-12                      8.13%      $6,575,000          $6,772,250
Cott Beverages
     Company Guaranty
         12-15-11                      8.00        8,000,000           8,140,000
Total                                                                 14,912,250

Building materials & construction (2.4%)
Associated Materials
     Sr Sub Nts
         04-15-12                      9.75        3,550,000(d)        3,603,250
Beazer Homes USA
     Sr Nts
         04-15-12                      8.38        3,575,000(d)        3,592,875
Collins & Aikman Floor Cover
     Sr Sub Nts
         02-15-10                      9.75          915,000(d)          915,000
Louisiana Pacific
     Sr Nts
         08-15-10                      8.88        2,260,000           2,364,595
     Sr Sub Nts
         08-15-05                      8.50        3,230,000           3,250,129
Masco
     Zero Coupon Cv
         07-20-31                      2.23        1,460,000(f)          613,200
Meritage
     Company Guaranty
         06-01-11                      9.75        4,140,000           4,140,000
Nortek
     Sr Nts Series B
         09-01-07                      9.13        3,000,000           3,037,500
         08-01-08                      8.88        3,600,000           3,600,000
Pulte Homes
     Company Guaranty
         08-01-11                      7.88       10,800,000          11,768,263
     Sr Nts
         12-15-03                      7.00        7,700,000           7,958,173
Standard Pacific
     Sr Sub Nts
         04-15-12                      9.25        4,995,000           4,770,225
Tech Olympic USA
     Sr Sub Nts
         07-01-12                     10.38        2,765,000(d)        2,536,888
Tyco Intl Group
     (U.S. Dollar)
         10-15-11                      6.38       12,000,000(c)        9,900,000
WCI Communities
     Company Guaranty
         02-15-11                     10.63        4,525,000           4,525,000
         05-01-12                      9.13        1,000,000             920,000
Weyerhaeuser
         03-15-07                      6.13       12,000,000(d)       12,612,120
         03-15-32                      7.38        8,000,000(d)        8,487,680
     (U.S. Dollar) Company Guaranty
         01-15-04                      8.50        3,000,000(c)        3,179,370
Total                                                                 91,774,268

Chemicals (2.8%)
Airgas
     Company Guaranty
         10-01-11                      9.13        8,000,000           8,480,000
Allied Waste North America
     Company Guaranty Series B
         12-01-08                      8.50        1,700,000           1,691,500
         01-01-09                      7.88        6,980,000           6,805,500
         08-01-09                     10.00        1,500,000           1,477,500
Compass Minerals Group
     Company Guaranty
         08-15-11                     10.00        6,000,000           6,240,000
Dow Chemical
         08-15-05                      7.00        1,575,000           1,700,178
         10-01-12                      6.00        5,000,000           5,089,500
Equistar Chemical/Funding
     Company Guaranty
         09-01-08                     10.13        6,500,000           6,240,000
IMC Global
     Company Guaranty Series B
         06-01-08                     10.88        5,205,000           5,621,400
         06-01-11                     11.25        1,295,000           1,398,600
Lyondell Chemical
     Series B
         05-01-07                      9.88        4,000,000           3,960,000
MacDermid
         07-15-11                      9.13        3,670,000           3,816,800
Noveon
     Company Guaranty Series B
         02-28-11                     11.00        3,850,000           4,119,500
Resolution Performance
     Sr Sub Nts
         11-15-10                     13.50        2,050,000           2,326,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Chemicals (cont.)
Waste Management
     Company Guaranty
         05-15-09                      6.88%     $20,000,000         $19,947,599
     Sr Nts
         10-01-07                      7.13       15,000,000          15,599,325
         07-15-28                      7.00       12,500,000          11,228,538
Total                                                                105,742,690

Communications equipment & services (1.7%)
AT&T Wireless Services
     Sr Nts
         03-01-11                      7.88       24,550,000          20,867,500
         03-01-31                      8.75       10,680,000           8,223,600
EchoStar DBS
     Sr Nts
         02-01-09                      9.38        4,500,000           4,477,500
Verizon Global Funding
         06-15-12                      6.88        7,000,000           6,774,621
         06-15-32                      7.75       11,600,000          11,095,284
Verizon New England
     Sr Nts
         09-15-11                      6.50       13,000,000          12,703,860
Total                                                                 64,142,365

Computers & office equipment (--%)
Comverse Technology
     Cv
         12-01-05                      1.50          550,000             427,625
Siebel Systems
     Cv
         09-15-06                      5.50          400,000             370,000
Veritas Software
     Cv
         08-13-06                      1.86          490,000             382,813
Total                                                                  1,180,438

Electronics (0.2%)
Agilent Technologies
     Cv
         12-01-21                      3.00          360,000(m)          286,200
Arrow Electronic
     Zero Coupon Cv
         02-21-21                      4.36        1,330,000(f)          583,538
Celestica
     (U.S. Dollar) Zero Coupon Cv
         08-01-20                      3.41        1,950,000(c,f)        840,937
Integrated Process Equipment
     Cv
         09-15-04                      6.25          430,000             395,063
Intl Rectifier
     Cv
         07-15-07                      4.25          650,000             512,688
Reliance Electric
         04-15-03                      6.80        6,000,000           6,139,553
STMicroelectronics
     (U.S. Dollar) Zero Coupon Cv
         11-16-10                      3.75          950,000(c,d,f)      609,188
Total                                                                  9,367,167

Energy (3.3%)
Anadarko Finance
     Company Guaranty Series B
         05-01-11                      6.75       14,000,000          15,410,332
Ashland
     Medium-term Nts Series J
         08-15-05                      7.83       14,000,000          15,557,234
Conoco Funding
     Company Guaranty
         10-15-11                      6.35       13,000,000          14,063,296
Devon Energy
     Cv
         08-15-08                      4.90          630,000             618,975
El Paso Energy Partners
     Company Guaranty
         06-01-11                      8.50        5,860,000(d)        5,801,400
     Company Guaranty Series B
         06-01-11                      8.50          805,000             792,925
Encore Acquisition
     Company Guaranty
         06-15-12                      8.38        1,080,000(d)        1,085,400
FirstEnergy
     Series B
         11-15-11                      6.45       10,000,000           9,473,600
Forest Oil
     Sr Nts
         12-15-11                      8.00        9,705,000           9,826,313
Hanover Equipment Trust
     Sr Nts
         09-01-08                      8.50        6,010,000(d)        5,589,300
Kerr-McGee
     Cv
         02-15-10                      5.25          350,000             376,250
Luscar Coal
     (U.S. Dollar) Sr Nts
         10-15-11                      9.75        2,525,000(c)        2,701,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Energy (cont.)
Magnum Hunter Resources
     Sr Nts
         03-15-12                      9.60%      $2,410,000(d)       $2,458,200
Newfield Exploration
     Sr Nts
         03-01-11                      7.63        6,500,000           6,702,215
     Sr Sub Nts
         08-15-12                      8.38        2,360,000           2,348,200
Phillips Petroleum
         05-25-10                      8.75       15,000,000          18,312,600
Tesoro Petroleum
     Sr Sub Nts
         04-01-12                      9.63        2,015,000(d)        1,481,025
Westport Resources
     Company Guaranty
         11-01-11                      8.25        4,850,000           4,995,500
XTO Energy
     Sr Nts
         04-15-12                      7.50        6,230,000           6,479,200
Total                                                                124,073,715

Energy equipment & services (0.2%)
Key Energy Services
     Sr Nts
         03-01-08                      8.38        5,000,000           5,150,000
Nabors Inds
     Zero Coupon Cv
         06-20-20                      6.91          920,000(f)          586,500
Total                                                                  5,736,500

Financial services (7.8%)
Amvescap
     (U.S. Dollar) Sr Nts
         01-15-07                      5.90        6,000,000(c)        6,271,506
Citigroup
     Sub Nts
         10-01-10                      7.25       20,000,000          22,406,660
         08-27-12                      5.63       12,000,000          12,176,400
Credit Suisse First Boston USA
         01-15-12                      6.50       20,000,000          20,925,060
First Union-
     Lehman Brothers Cl A3
     Series 1997-C2
         12-18-07                      6.65       20,000,000          21,938,080
GMAC
         09-15-06                      6.13       25,000,000          25,224,000
         09-15-11                      6.88       51,800,000          51,605,127
Goldman Sachs Group
         01-15-11                      6.88       21,800,000          23,697,603
Household Finance
         01-24-06                      6.50       20,000,000          20,471,920
         10-15-11                      6.38        6,850,000           6,605,154
Indah Kiat Finance Mauritius
     (U.S. Dollar) Company Guaranty
         07-01-07                     10.00        9,225,000(b,c)      2,490,750
John Hancock Financial Services
     Sr Nts
         12-01-08                      5.63        9,602,000           9,964,927
LaBranche
     Sr Nts
         08-15-04                      9.50        6,930,000           7,456,403
     Sr Sub Nts
         03-02-07                     12.00        7,100,000           7,668,000
Legg Mason
     Sr Nts
         07-02-08                      6.75       11,300,000          12,230,216
Lehman Brothers Holdings
     Cv
         04-01-22                       .96          620,000(m)          618,450
MBNA
         01-17-07                      6.25        5,500,000           5,571,869
Ohio Savings Capital
     Company Guaranty
         06-03-27                      9.50        9,500,000(d)        9,534,390
Prudential Bache
     Collateralized Mtge Obligation
         04-01-19                      7.97        3,506,951           3,534,857
Salomon Smith Barney Holdings
         01-15-03                      6.13       15,000,000          15,223,380
Swiss Re America Holdings
     Cv
         11-21-21                      3.25          420,000(d)          353,126
Verizon Global Funding
         12-01-30                      7.75       12,000,000          11,360,784
Total                                                                297,328,662

Food (1.2%)
B&G Foods
     Company Guaranty Series D
         08-01-07                      9.63        5,765,000           5,865,888
Burns Philp Capital Property
     Company Guaranty
         07-15-12                      9.75        2,695,000(d)        2,708,475

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Food (cont.)
Del Monte
     Company Guaranty Series B
         05-15-11                      9.25%      $8,830,000          $8,918,300
Delhaize America
     Company Guaranty
         04-15-06                      7.38       15,000,000          14,949,225
Fleming Companies
     Company Guaranty
         06-15-10                      9.25        3,500,000           3,377,500
Kellogg
     Series B
         04-01-11                      6.60       10,000,000          11,036,500
Total                                                                 46,855,888

Furniture & appliances (0.1%)
Interface
     Company Guaranty
         04-01-08                      7.30        1,000,000             863,750
     Sr Nts
         02-01-10                     10.38        2,325,000           2,339,531
Total                                                                  3,203,281

Health care (0.6%)
Allergan
     Zero Coupon Cv
         11-01-20                      2.50          650,000(f)          407,875
Amgen
     Zero Coupon Cv
         03-01-32                      3.60          930,000(f)          654,488
Aviron
     Cv
         02-01-08                      5.25          680,000             621,350
Enzon
     Cv
         07-01-08                      4.50          520,000             365,950
Johnson & Johnson
     Zero Coupon Cv
         07-28-20                      0.92          470,000(f)          368,950
Laboratory Corp of America
     Zero Coupon Cv
         09-11-21                      1.90          540,000(f)          363,150
Medtronic
     Cv
         09-15-21                      1.25          620,000             626,975
Wyeth
         02-15-05                      7.90        3,000,000           3,245,994
         03-15-11                      6.70       15,000,000          15,970,425
Total                                                                 22,625,157

Health care services (2.2%)
HCA
         06-01-06                      7.13       20,260,000          21,410,809
         02-01-11                      7.88        5,400,000           5,900,132
Insight Healthcare Services
     Company Guaranty Series B
         11-01-11                      9.88        4,000,000           3,910,000
Paracelsus Healthcare Escrow
     Sr Sub Nts
         08-15-06                        --       13,100,000(b,j)             --
Tenet Healthcare
     Sr Nts
         06-01-12                      6.50       34,070,000          35,739,089
Triad Hospitals
     Company Guaranty
         05-01-09                      8.75       10,200,000          10,608,000
Vanguard Health Systems
     Company Guaranty
         08-01-11                      9.75        6,395,000           6,458,950
Total                                                                 84,026,980

Industrial equipment & services (0.2%)
Joy Global
     Company Guaranty Series B
         03-15-12                      8.75        3,000,000           3,060,000
Terex
     Company Guaranty
         07-15-11                      9.25        3,000,000           2,947,500
Total                                                                  6,007,500

Insurance (2.4%)
American General Institute Capital
     Company Guaranty Series A
         12-01-45                      7.57       10,000,000(d)       11,087,720
American Intl Group
     Zero Coupon Cv
         11-09-31                      1.40        1,050,000(f)          654,938
Americo Life
     Sr Sub Nts
         06-01-05                      9.25        9,400,000           9,212,000
Executive Risk Capital
     Company Guaranty Series B
         02-01-27                      8.68       11,500,000          12,949,552
Florida Windstorm
     Sr Nts (MBIA Insured)
         08-25-07                      6.85       15,000,000(d,l)     16,767,734
Hartford Financial Services Group
     Sr Nts
         09-01-07                      4.70        4,500,000           4,512,645

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Insurance (cont.)
Hartford Life
         06-15-27                      7.65%      $7,115,000          $7,761,170
Lincoln Natl
         12-15-11                      6.20        5,600,000           5,777,856
Principal Mutual
         03-01-44                      8.00       10,000,000(d)       10,325,190
XL Capital
     Zero Coupon Cv
         05-23-21                      2.42          970,000(f)          585,638
Zurich Capital Trust I
     Company Guaranty
         06-01-37                      8.38       13,785,000(d)       11,519,780
Total                                                                 91,154,223

Leisure time & entertainment (1.8%)
Ameristar Casinos
     Company Guaranty
         02-15-09                     10.75        2,000,000           2,165,000
Argosy Gaming
     Company Guaranty
         06-01-09                     10.75        2,000,000           2,175,000
Carnival
     (U.S. Dollar) Cv
         04-15-21                      2.00          580,000(c)          577,825
Choctaw Resort Development Enterprises
     Sr Nts
         04-01-09                      9.25        6,000,000           6,180,000
Coast Hotels & Casino
     Company Guaranty
         04-01-09                      9.50        1,315,000           1,364,313
HMH Properties
     Company Guaranty Series B
         08-01-08                      7.88        2,185,000           2,075,750
MGM Mirage
     Sr Nts
         10-15-06                      7.25       11,785,000          11,690,025
Mohegan Tribal Gaming
     Sr Sub Nts
         04-01-12                      8.00        7,200,000           7,326,000
Station Casinos
     Sr Nts
         02-15-08                      8.38        6,000,000           6,240,000
     Sr Sub Nts
         07-01-10                      9.88        2,000,000           2,135,000
Steinway Musical Instruments
     Company Guaranty
         04-15-11                      8.75        2,665,000           2,678,325
United Artists Theatre
     Series 1995A
         07-01-15                      9.30       11,279,576          10,602,802
Viacom
     Company Guaranty
         05-15-11                      6.63       13,650,000          14,718,139
Total                                                                 69,928,179

Media (3.6%)
American Media Operation
     Company Guaranty Series B
         05-01-09                     10.25        5,000,000           5,175,000
Belo (AH)
         11-01-08                      8.00        6,550,000           6,931,931
Charter Communications Holdings LLC/Capital
     Sr Nts
         10-01-09                     10.75        3,000,000           2,100,000
         05-15-11                     10.00       12,285,000           8,538,075
Comcast Cable Communications
     Sr Nts
         06-15-13                      7.13       27,025,000          24,592,749
Corus Entertainment
     (U.S. Dollar) Sr Sub Nts
         03-01-12                      8.75        6,510,000(c)        6,558,825
CSC Holdings
     Sr Nts Series B
         04-01-11                      7.63        8,000,000           6,680,000
Cumulus Media
     Company Guaranty
         07-01-08                     10.38          530,000             553,850
Emmis Communications
     Company Guaranty Series B
         03-15-09                      8.13        2,470,000           2,457,650
Entravision Communications
     Company Guaranty
         03-15-09                      8.13        1,910,000           1,938,650
Mediacom Broadband LLC
     Company Guaranty
         07-15-13                     11.00        2,675,000           2,447,625
News Corp
         06-24-10                     10.15        2,981,301(k)        3,496,678
Radio One
     Company Guaranty Series B
         07-01-11                      8.88        2,000,000           2,065,000
Sinclair Broadcast Group
     Company Guaranty
         03-15-12                      8.00        4,000,000           3,960,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Media (cont.)
Time Warner
         08-15-06                      8.11%      $4,095,000          $3,803,821
Time Warner Companies
         02-01-24                      7.57       15,875,000          13,106,194
Time Warner Entertainment
         03-15-23                      8.38       17,000,000          16,092,574
Turner Broadcasting
         07-01-13                      8.38       10,000,000           9,097,000
         02-01-24                      8.40       19,500,000          16,037,268
Total                                                                135,632,890

Metals (0.7%)
AK Steel
     Company Guaranty
         06-15-12                      7.75        7,520,000(d)        7,482,400
Imexsa Export Trust
     (U.S. Dollar)
         05-31-03                     10.13        1,589,748(c,d)        794,874
Inco
     (U.S. Dollar) Cv
         03-15-16                      7.75        4,718,000(c)        4,694,410
Jorgensen Earle M.
         06-01-12                      9.75        1,500,000           1,471,875
Normandy Yandal Operations
     (U.S. Dollar) Sr Nts
         04-01-08                      8.88        5,000,000(c)        5,100,000
Peabody Energy
     Company Guaranty Series B
         05-15-08                      9.63        5,700,000           5,985,000
Total                                                                 25,528,559

Miscellaneous (1.7%)
American Commercial Lines LLC
     Series B
         06-30-06                      7.37        3,056,014           2,658,732
     Series C
         03-30-07                      7.62        4,284,771           3,727,751
AOA Holdings LLC
     Sr Nts
         06-15-08                     11.00        6,000,000(k)        6,000,000
Bistro Trust
         12-31-02                      9.50       14,000,000(d)       13,160,000
Brinker Intl
     Zero Coupon Cv
         10-10-21                      2.5           630,000(f)          384,300
Emulex
     Cv
         02-01-07                      1.75          550,000             384,313
EOP Operating LP
     Sr Nts
         07-15-11                      7.00       14,000,000          14,864,710
ERP Operating LP
         03-02-11                      6.95       10,000,000          10,783,100
ISG Resources
         04-15-08                     10.00        5,555,000           5,555,000
MSX Intl
     Company Guaranty
         01-15-08                     11.38        4,270,000           2,786,175
Prime Succession Holding
     Cv Pay-in-kind
         08-29-04                     14.25          205,788(b,g,j)           --
Von Hoffman
     Company Guaranty
         03-15-09                     10.25        3,255,000(d)        3,206,175
Total                                                                 63,510,256

Multi-industry conglomerates (--%)
Danaher
     Zero Coupon Cv
         01-22-21                      0.6         1,200,000(f)          784,500

Paper & packaging (2.3%)
Berry Plastics
     Sr Sub Nts
         07-15-12                     10.75        1,405,000(d)        1,412,025
Bowater Canada Finance
     (U.S. Dollar) Company Guaranty
         11-15-11                      7.95       11,600,000(c)       11,605,336
Carter Holt Harvey
     (U.S. Dollar)
         12-01-04                      8.88       10,500,000(c)       10,743,065
Crown Paper
     Sr Sub Nts
         09-01-05                     11.00        6,950,000(b)          556,000
Doman Inds
     (U.S. Dollar) Sr Nts Series B
         11-15-07                      9.25        3,395,000(b,c)        712,950
Fort James
     Sr Nts
         09-15-07                      6.88        1,500,000           1,365,000
Graphic Packaging
     Company Guaranty
         02-15-12                      8.63        4,000,000(d)        4,060,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Paper & packaging (cont.)
Intl Paper
         11-15-12                      5.13%      $9,000,000          $8,482,320
     Zero Coupon Cv
         06-20-21                      2.82        1,220,000(f)          626,775
Packaging Corp of America
     Company Guaranty
         04-01-09                      9.63        7,000,000           7,560,000
Pactiv
         06-15-17                      8.13        5,000,000           5,595,790
Plastipak Holdings
     Company Guaranty
         09-01-11                     10.75        6,025,000           6,416,625
Pliant
     Sr Sub Nts
         06-01-10                     13.00        3,790,000           3,808,950
Quno
     (U.S. Dollar) Sr Nts
         05-15-05                      9.13        7,000,000(c)        7,105,518
Riverwood Intl
     Company Guaranty
         08-01-07                     10.63        2,875,000           2,975,625
Silgan Holdings
     Sr Sub Deb
         06-01-09                      9.00        1,275,000           1,319,625
         06-01-09                      9.00        4,725,000(d)        4,890,375
Stone Container
     Sr Nts
         07-01-12                      8.38        7,500,000(d)        7,593,750
Total                                                                 86,829,729

Real estate investment trust (0.1%)
Meristar Hospitality
     Company Guaranty
         01-15-11                      9.13        2,500,000           2,350,000
     Sr Sub Nts
         08-15-07                      8.75        2,000,000           1,660,000
RFS Partnership LP
     Company Guaranty
         03-01-12                      9.75        1,050,000           1,050,000
Total                                                                  5,060,000

Restaurants & lodging (0.6%)
Extended Stay America
     Sr Sub Nts
         06-15-11                      9.88        3,000,000           2,902,500
Park Place Entertainment
     Sr Nts
         11-15-06                      8.50        1,125,000           1,161,879
     Sr Sub Nts
         09-15-08                      8.88        6,000,000           6,209,999
         03-15-10                      7.88        4,125,000           4,145,625
         05-15-11                      8.13        1,875,000           1,905,469
Starwood Hotels Resorts
         05-01-12                      7.88        6,250,000(d)        6,109,375
Total                                                                 22,434,847

Retail (3.8%)
Albertson's
     Sr Nts
         02-15-11                      7.50       20,000,000          22,628,880
American Stores
         06-01-26                      8.00       10,000,000          11,481,600
Autonation
     Company Guaranty
         08-01-08                      9.00        1,000,000           1,045,000
Dairy Mart Convenience Stores
     Sr Sub Nts
         03-15-04                     10.25        5,925,000(b)        1,777,500
Federated Dept Stores
     Sr Nts
         09-01-08                      6.63       12,300,000          13,210,815
Gap
         05-01-03                      5.63        3,200,000           3,136,000
         09-15-07                      6.90        1,000,000             890,000
Kohl's
     Zero Coupon Cv
         06-12-20                      2.53          630,000(f)          408,713
Kroger
     Company Guaranty
         03-01-08                      7.45       10,000,000          11,272,670
     Sr Nts
         07-15-06                      8.15       13,000,000          14,722,890
Lowe's Companies
     Zero Coupon Cv
         02-16-21                      1.32          530,000(f)          410,088
Safeway
         03-01-06                      6.15       23,369,000          25,257,261
Target
         01-15-11                      6.35       15,000,000          16,571,700

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Retail (cont.)
United Auto Group
     Sr Sub Nts
         03-15-12                      9.63%      $3,500,000(d)       $3,535,000
Wal-Mart CRAVE 401
         07-17-06                      7.00        8,764,225(d)        9,318,474
Wal-Mart Stores
         06-29-11                      8.88        3,500,000           3,564,190
William Carter
     Company Guaranty Series B
         08-15-11                     10.88        3,215,000           3,528,463
Total                                                                142,759,244

Transportation (2.1%)
ArvinMeritor
         03-01-12                      8.75        7,000,000           7,371,910
Enterprise Rent-A-Car USA Finance
         02-15-08                      6.80       10,000,000(d)       10,756,150
         01-15-11                      8.00       15,500,000(d)       17,382,723
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07                      9.50        3,640,000(b,c)      1,929,200
Interpool
         08-01-07                      7.35        3,355,000           3,137,093
Union Pacific
         01-15-11                      6.65       32,700,000          35,694,077
Vectura Group
     Company Guaranty
         01-01-08                     11.25        2,603,986           1,822,790
     Company Guaranty Pay-in-kind
         07-01-08                     12.00        2,206,122(g)          882,449
Total                                                                 78,976,392

Utilities -- electric (5.7%)
Appalachian Power
     1st Mtge Medium-term Nts
         12-01-22                      8.50        5,000,000           5,331,650
Cleveland Electric Illuminating
     1st Mtge Series B
         05-15-05                      9.50       18,790,000          18,892,706
CMS Energy
     Sr Nts
         07-01-03                      8.38       15,000,000          12,900,000
Dominion Resources
     Sr Nts Series C
         07-15-03                      7.60        8,200,000           8,502,629
EIP Funding-PNM
         10-01-12                     10.25        5,729,000           5,765,608
El Paso Electric
     1st Mtge Series E
         05-01-11                      9.40       10,000,000          10,496,440
Indiana & Michigan Power
     Sale Lease-backed Obligation
     Series F
         12-07-22                      9.82        4,963,702           5,519,885
IPALCO Enterprises
         11-14-11                      7.63       10,000,000           8,787,390
Midland Funding II
     Series A
         07-23-05                     11.75       14,900,000          14,900,000
Northern States Power
     1st Mtge
         08-29-12                      8.00       15,850,000(d)       16,012,621
NRG Northeast Generating
     Company Guaranty Series A1
         12-15-04                      8.07        1,185,938             890,841
     Company Guaranty Series B1
         06-15-15                      8.84        4,000,000           2,600,440
Ohio Edison
     1st Mtge
         04-01-23                      7.88        6,000,000           6,113,820
Pacific Gas & Electric
     1st Mtge Series 1992B
         05-01-25                      8.38        4,100,000           3,690,000
PowerGen US Funding LLC
         10-15-04                      4.50        8,000,000           8,183,160
PSI Energy
         08-01-05                      6.50       10,000,000          10,360,500
RGS (AEGCO) Funding
     Sale Lease-backed Obligation
     Series F
         12-07-22                      9.82        4,963,708           5,526,791
Salton Sea Funding
     Series C
         05-30-10                      7.84       10,000,000           8,872,700
Sithe Independence Funding
     Series A
         06-30-07                      8.50        7,500,000           8,157,450
         12-30-13                      9.00        4,700,000           5,231,617
Texas Utilities Electric
         01-01-05                      9.45        2,033,000           2,289,506
     1st Mtge
         07-01-25                      7.63       10,000,000          10,173,780
         10-01-25                      7.38        3,000,000           3,016,290
Tucson Electric Power
         10-01-09                      8.50        3,250,000           3,312,949

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                                Coupon       Principal           Value(a)
                                       rate         amount
Utilities -- electric (cont.)
Virginia Electric & Power
     Sr Nts Series A
         03-31-06                      5.75%     $20,000,000         $21,150,300
Westar Energy
         1st Mtge
         05-01-07                      7.88        2,610,000(d)        2,488,632
WPD Holdings
     (U.S. Dollar)
         12-15-17                      7.25        8,000,000(c,d)      7,720,176
Total                                                                216,887,881

Utilities -- gas (1.3%)
Coastal
         02-15-37                      7.42        6,000,000           4,680,000
El Paso
     Sr Nts
         05-15-09                      6.75        4,900,000           4,165,000
         12-15-12                      7.38       12,850,000          10,665,500
         01-15-32                      7.75       10,500,000           8,699,460
Southern California Gas
     1st Mtge Series BB
         03-01-23                      7.38        6,900,000           6,853,839
Southern Natural Gas
         03-01-32                      8.00        7,700,000           7,296,112
Southwest Gas
         02-15-11                      8.38        7,900,000           8,545,588
Total                                                                 50,905,499

Utilities -- telephone (2.5%)
ALLTEL
     Sr Nts
         03-01-06                      7.50       17,470,000          18,736,575
Citizens Communications
         05-15-11                      9.25       26,500,000          24,115,000
Dobson/Sygnet Communications
     Sr Nts
         12-15-08                     12.25        1,700,000           1,071,000
France Telecom
     (U.S. Dollar)
         03-01-11                      8.25        5,000,000(c,m)      5,180,750
         03-01-31                      9.00       12,400,000(c,m)     13,085,968
Liberty Media
     Cv
         03-15-31                      3.25          400,000             361,000
Nextel Communications
     Sr Nts
         11-15-09                      9.38        2,000,000           1,560,000
Pacific Bell
         10-15-34                      6.63        5,000,000           4,777,445
Vodafone Group
     (U.S. Dollar)
         02-15-10                      7.75       22,700,000(c)       25,139,115
Total                                                                 94,026,853

Total bonds
(Cost: $3,648,944,319)                                            $3,695,277,381

Common stocks (--%)
Issuer                                                Shares            Value(a)

Davel Communications                                 703,793(b)          $21,114
Prime Succession Holdings                            289,791(b,j)             --

Total common stocks
(Cost: $7,356,937)                                                       $21,114

Other (0.1%)
Issuer                                                Shares            Value(a)

Asia Pulp & Paper
     Warrants                                          8,500(b,c,d,j)        $--
Wayland Investment Fund LLC                        6,000,000(b,e,k)    3,372,476

Total other
(Cost: $6,673,172)                                                    $3,372,476

Short-term securities (9.7%)
Issuer                              Annualized      Amount             Value(a)
                                   yield on date  payable at
                                    of purchase    maturity

U.S. government agencies (5.8%)
Federal Home Loan Bank Disc Nts
         09-04-02                      1.71%      $7,000,000          $6,998,428
         09-20-02                      1.72       95,800,000          95,707,094
         10-18-02                      1.63       25,000,000          24,942,725
Federal Home Loan Mtge Corp Disc Nts
         09-03-02                      1.72       16,300,000          16,296,885
         10-17-02                      1.73       30,000,000          29,937,324
Federal Natl Mtge Assn Disc Nt
         10-30-02                      1.64       46,600,000          46,476,045
Total                                                                220,358,501

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Issuer                              Annualized      Amount             Value(a)
                                   yield on date  payable at
                                    of purchase    maturity
Commercial paper (3.9%)
Amsterdam Funding
         09-05-02                      1.73%      $9,500,000(i)       $9,497,261
Charta
         10-04-02                      1.77        3,300,000(i)        3,293,903
Corporate Receivables
         11-18-02                      1.77       12,100,000(i)       12,052,676
Delaware Funding
         09-25-02                      1.76        9,700,000(i)        9,687,670
Falcon Asset Securitization
         09-03-02                      1.76        6,400,000(i)        6,398,749
         10-08-02                      1.78        5,000,000(i)        4,990,358
Fleet Funding
         09-23-02                      1.73        5,000,000(i)        4,994,233
ING US Funding
         09-26-02                      1.73       20,000,000          19,974,050
Marsh & McLennan
         09-06-02                      1.75        9,700,000(i)        9,696,699
Morgan Stanley, Dean Witter & Co
         10-03-02                      1.74        5,000,000           4,991,783
Park Avenue Receivables
         09-17-02                      1.78       20,000,000(i)       19,981,617
         09-20-02                      1.75        4,900,000(i)        4,894,998
Receivables Capital
         10-17-02                      1.79        5,100,000(i)        5,081,943
Sheffield Receivables
         09-25-02                      1.75       12,800,000(i)       12,783,822
Toyota Motor Credit
         09-24-02                      1.73       18,700,000(i)       18,677,534
Total                                                                146,997,296

Total short-term securities
(Cost: $367,366,738)                                                $367,355,797

Total investments in securities
(Cost: $4,030,341,166)(n)                                         $4,066,026,768

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Aug. 31, 2002, the value of foreign securities represented 5.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) At Aug. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $281,442,840.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(j)  Negligible market value.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 2002, is as follows:

     Security                               Acquisition              Cost
                                               dates
     AOA Holdings LLC
       11.00% Sr Nts 2008                    06-02-02             $6,000,000
     News Corp*
       10.15% 2010                    01-29-93 thru 07-11-02       3,052,941
     Wayland Investment Fund LLC             05-17-00              6,671,880

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(l) The following abbreviation may be used in the portfolio security descriptions to identify the insurer of the issue:

     MBIA  --  Municipal Bond Investors Assurance

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2002.

(n) At Aug. 31, 2002, the cost of securities for federal income tax purposes was $4,031,582,921 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $ 136,261,775
     Unrealized depreciation                                     (101,817,928)
                                                                 ------------
     Net unrealized appreciation                                 $ 34,443,847
                                                                 ------------

--------------------------------------------------------------------------------
22 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Bond Fund, Inc.

Aug. 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $4,030,341,166)                                                                  $4,066,026,768
Capital shares receivable                                                                                 1,254,927
Dividends and accrued interest receivable                                                                56,142,668
Receivable for investment securities sold                                                               154,163,053
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 6)                        168,406
                                                                                                            -------
Total assets                                                                                          4,277,755,822
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            32,596
Dividends payable to shareholders                                                                         2,069,134
Capital shares payable                                                                                      281,576
Payable for investment securities purchased                                                             155,801,381
Payable for securities purchased on a when-issued basis (Note 1)                                        281,442,840
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 6)                          4,152
Payable upon return of securities loaned (Note 5)                                                        31,650,000
Accrued investment management services fee                                                                   50,480
Accrued distribution fee                                                                                     46,005
Accrued service fee                                                                                             813
Accrued transfer agency fee                                                                                  10,940
Accrued administrative services fee                                                                           4,469
Other accrued expenses                                                                                      379,664
                                                                                                            -------
Total liabilities                                                                                       471,774,050
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                   $3,805,981,772
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    8,020,292
Additional paid-in capital                                                                            4,008,637,862
Undistributed net investment income                                                                       1,145,568
Accumulated net realized gain (loss) (Note 8)                                                          (247,713,626)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                           35,891,676
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $3,805,981,772
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $2,437,618,151
                                                            Class B                                  $1,047,376,708
                                                            Class C                                  $   23,783,540
                                                            Class Y                                  $  297,203,373
Net asset value per share of outstanding capital stock:     Class A shares        513,696,897        $         4.75
                                                            Class B shares        220,707,415        $         4.75
                                                            Class C shares          5,006,164        $         4.75
                                                            Class Y shares         62,618,744        $         4.75
                                                                                   ----------        --------------
* Including securities on loan, at value (Note 5)                                                    $   30,495,800
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Bond Fund, Inc.

Year ended Aug. 31, 2002
Investment income
Income:
Dividends                                                                                             $   2,142,910
Interest                                                                                                235,358,173
   Less foreign taxes withheld                                                                              (36,057)
                                                                                                            -------
Total income                                                                                            237,465,026
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                       18,809,556
Distribution fee
   Class A                                                                                                5,975,677
   Class B                                                                                               10,167,795
   Class C                                                                                                  174,866
Transfer agency fee                                                                                       5,224,256
Incremental transfer agency fee
   Class A                                                                                                  269,926
   Class B                                                                                                  205,439
   Class C                                                                                                    4,306
Service fee -- Class Y                                                                                      466,036
Administrative services fees and expenses                                                                 1,778,050
Compensation of board members                                                                                32,147
Custodian fees                                                                                              207,894
Printing and postage                                                                                        330,811
Registration fees                                                                                           255,923
Audit fees                                                                                                   42,500
Other                                                                                                         8,259
                                                                                                              -----
Total expenses                                                                                           43,953,441
   Earnings credits on cash balances (Note 2)                                                               (89,672)
                                                                                                            -------
Total net expenses                                                                                       43,863,769
                                                                                                         ----------
Investment income (loss) -- net                                                                         193,601,257
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (103,891,868)
   Foreign currency transactions                                                                           (324,305)
                                                                                                           --------
Net realized gain (loss) on investments                                                                (104,216,173)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    21,330,971
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   (82,885,202)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $ 110,716,055
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Bond Fund, Inc.

Year ended Aug. 31,                                                                 2002                   2001
Operations and distributions
Investment income (loss) -- net                                                $  193,601,257        $  231,113,578
Net realized gain (loss) on investments                                          (104,216,173)          (30,599,694)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              21,330,971           152,685,406
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                   110,716,055           353,199,290
                                                                                  -----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                     (121,329,296)         (148,004,415)
     Class B                                                                      (44,277,498)          (52,812,958)
     Class C                                                                         (754,797)             (260,922)
     Class Y                                                                      (24,276,463)          (34,391,779)
   Tax return of capital
     Class A                                                                       (7,330,284)                   --
     Class B                                                                       (2,675,088)                   --
     Class C                                                                          (45,602)                   --
     Class Y                                                                       (1,466,697)                   --
                                                                                 ------------          ------------
Total distributions                                                              (202,155,725)         (235,470,074)
                                                                                 ------------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        524,025,978           431,339,070
   Class B shares                                                                 398,928,016           303,309,149
   Class C shares                                                                  18,470,000            10,226,857
   Class Y shares                                                                 271,716,616           379,466,999
Reinvestment of distributions at net asset value
   Class A shares                                                                  96,090,237           108,087,106
   Class B shares                                                                  40,340,249            45,446,779
   Class C shares                                                                     691,608               226,849
   Class Y shares                                                                  24,587,425            34,534,077
Payments for redemptions
   Class A shares                                                                (516,477,447)         (451,380,639)
   Class B shares (Note 2)                                                       (322,964,143)         (290,178,522)
   Class C shares (Note 2)                                                         (5,410,217)           (1,167,551)
   Class Y shares                                                                (520,331,103)         (281,589,615)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                   9,667,219           288,320,559
                                                                                    ---------           -----------
Total increase (decrease) in net assets                                           (81,772,451)          406,049,775
Net assets at beginning of year                                                 3,887,754,223         3,481,704,448
                                                                                -------------         -------------
Net assets at end of year                                                      $3,805,981,772        $3,887,754,223
                                                                               ==============        ==============
Undistributed (excess of distributions over) net investment income             $    1,145,568        $   (3,323,120)
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Bond Fund, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in corporate bonds and other debt securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
26 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
27 -- AXP BOND FUND -- 2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities
As of Aug. 31, 2002, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Aug. 31, 2002 was $12,869,154 representing 0.34% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Aug. 31, 2002, the Fund has entered into outstanding when-issued securities of $281,442,840.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,505,485 and accumulated net realized loss has been increased by $1,254,328 resulting in a net reclassification adjustment to decrease paid-in capital by $251,157.

--------------------------------------------------------------------------------
28 -- AXP BOND FUND -- 2002 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Aug. 31,                      2002                      2001

Class A
Distributions paid from:
     Ordinary income                 $121,329,296              $148,004,415
     Long-term capital gain                    --                        --
     Tax return of capital              7,330,284                        --

Class B
Distributions paid from:
     Ordinary income                   44,277,498                52,812,958
     Long-term capital gain                    --                        --
     Tax return of capital              2,675,088                        --

Class C
Distributions paid from:
     Ordinary income                      754,797                   260,922
     Long-term capital gain                    --                        --
     Tax return of capital                 45,602                        --

Class Y
Distributions paid from:
     Ordinary income                   24,276,463                34,391,779
     Long-term capital gain                    --                        --
     Tax return of capital              1,466,697                        --

As of Aug. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $          --
Accumulated gain (loss)                                       $(241,331,805)
Unrealized appreciation (depreciation)                        $  32,724,557

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
29 -- AXP BOND FUND -- 2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $5,110,211 for Class A, $957,926 for Class B and $13,026 for Class C for the year ended Aug. 31, 2002.

During the year ended Aug. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $89,672 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,345,835,691 and $6,156,608,407, respectively, for the year ended Aug. 31, 2002. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
30 -- AXP BOND FUND -- 2002 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Aug. 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                      109,760,309        83,489,844        3,858,357        56,720,131
Issued for reinvested distributions        20,137,632         8,455,159          145,079         5,140,336
Redeemed                                 (108,208,221)      (67,735,175)      (1,133,847)     (108,994,850)
                                         ------------       -----------       ----------      ------------
Net increase (decrease)                    21,689,720        24,209,828        2,869,589       (47,134,383)
                                           ----------        ----------        ---------       -----------

                                                               Year ended Aug. 31, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                       90,085,921        63,371,133        2,133,169        79,681,999
Issued for reinvested distributions        22,682,885         9,535,719           47,319         7,237,196
Redeemed                                  (94,825,425)      (60,827,005)        (243,972)      (58,909,366)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                    17,943,381        12,079,847        1,936,516        28,009,829
                                           ----------        ----------        ---------        ----------

5. LENDING OF SECURITIES

At Aug. 31, 2002, securities valued at $30,495,800 were on loan to brokers. For collateral, the Fund received $31,650,000 in cash. Income from securities lending amounted to $29,095 for the year ended Aug. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FOREIGN CURRENCY CONTRACTS

As of Aug. 31, 2002, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           Currency to   Currency to   Unrealized    Unrealized
Exchange date             be delivered   be received  appreciation  depreciation

Sept. 17, 2002           1,127,000,000     9,679,968      $168,406        $   --
                          Japanese Yen   U.S. Dollar
Oct. 3, 2002                20,780,000    20,374,790            --         4,152
                European Monetary Unit   U.S. Dollar
                ----------------------   -----------      --------        ------
Total                                                     $168,406        $4,152
                                                          --------        ------

--------------------------------------------------------------------------------
31 -- AXP BOND FUND -- 2002 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Aug. 31, 2002.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $241,331,805 as of Aug. 31, 2002, that will expire in 2007 through 2011 if not offset by subsequent capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
32 -- AXP BOND FUND -- 2002 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.86        $4.70        $4.82        $5.11        $5.22
Income from investment operations:
Net investment income (loss)                                        .25          .31          .33          .33          .36
Net gains (losses) (both realized and unrealized)                  (.10)         .17         (.12)        (.25)        (.03)
Total from investment operations                                    .15          .48          .21          .08          .33
Less distributions:
Dividends from net investment income                               (.25)       (.32)         (.33)        (.33)        (.36)
Distributions from realized gains                                    --           --           --         (.04)        (.08)
Tax return of capital                                              (.01)          --           --           --           --
Total distributions                                                (.26)       (.32)         (.33)        (.37)        (.44)
Net asset value, end of period                                    $4.75        $4.86        $4.70        $4.82        $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                          $2,438       $2,390       $2,229       $2,591       $2,709
Ratio of expenses to average daily net assets(c)                   .95%         .94%         .93%         .86%         .83%
Ratio of net investment income (loss)
   to average daily net assets                                    5.17%        6.51%        7.04%        6.56%        6.79%
Portfolio turnover rate (excluding short-term securities)          169%         115%          64%          57%          43%
Total return(e)                                                   3.13%       10.48%        4.67%        1.64%        6.30%

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
33 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.86        $4.70        $4.82        $5.11        $5.22
Income from investment operations:
Net investment income (loss)                                        .21          .27          .30          .29          .32
Net gains (losses) (both realized and unrealized)                  (.10)         .17         (.13)        (.24)        (.03)
Total from investment operations                                    .11          .44          .17          .05          .29
Less distributions:
Dividends from net investment income                               (.21)        (.28)        (.29)        (.30)        (.32)
Distributions from realized gains                                    --           --           --         (.04)        (.08)
Tax return of capital                                              (.01)          --           --           --           --
Total distributions                                                (.22)        (.28)        (.29)        (.34)        (.40)
Net asset value, end of period                                    $4.75        $4.86        $4.70        $4.82        $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                          $1,047         $954         $867       $1,093       $1,057
Ratio of expenses to average daily net assets(c)                  1.71%        1.70%        1.69%        1.63%        1.59%
Ratio of net investment income (loss)
  to average daily net assets                                     4.40%        5.74%        6.28%        5.79%        6.03%
Portfolio turnover rate (excluding short-term securities)          169%         115%          64%          57%          43%
Total return(e)                                                   2.35%        9.65%        3.88%         .87%        5.50%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
34 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $4.86        $4.71        $4.64
Income from investment operations:
Net investment income (loss)                                        .21          .27          .04
Net gains (losses) (both realized and unrealized)                  (.10)         .16          .07
Total from investment operations                                    .11          .43          .11
Less distributions:
Dividends from net investment income                               (.21)        (.28)        (.04)
Distributions from realized gains                                    --           --           --
Tax return of capital                                              (.01)          --           --
Total distributions                                                (.22)        (.28)        (.04)
Net asset value, end of period                                    $4.75        $4.86        $4.71

Ratios/supplemental data
Net assets, end of period (in millions)                             $24          $10           $1
Ratio of expenses to average daily net assets(c)                  1.72%        1.70%        1.69%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     4.33%        5.62%        6.80%(d)
Portfolio turnover rate (excluding short-term securities)          169%         115%          64%
Total return(e)                                                   2.35%        9.43%        2.58%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
35 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.86        $4.70        $4.82        $5.11        $5.22
Income from investment operations:
Net investment income (loss)                                        .25          .32          .34          .33          .36
Net gains (losses) (both realized and unrealized)                  (.10)         .17         (.12)        (.24)        (.03)
Total from investment operations                                    .15          .49          .22          .09          .33
Less distributions:
Dividends from net investment income                               (.25)        (.33)        (.34)        (.34)        (.36)
Distributions from realized gains                                    --           --           --         (.04)        (.08)
Tax return of capital                                              (.01)          --           --           --           --
Total distributions                                                (.26)        (.33)        (.34)        (.38)        (.44)
Net asset value, end of period                                    $4.75        $4.86        $4.70        $4.82        $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                            $297         $533         $385         $296         $224
Ratio of expenses to average daily net assets(c)                   .78%         .78%         .77%         .77%         .76%
Ratio of net investment income (loss)
  to average daily net assets                                     5.30%        6.66%        7.20%        6.67%        6.90%
Portfolio turnover rate (excluding short-term securities)          169%         115%          64%          57%          43%
Total return(e)                                                   3.29%       10.65%        4.84%        1.71%        6.40%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
36 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Bond Fund, Inc. as of August 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2002, and the financial highlights for each of the years in the five-year period ended August 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Bond Fund, Inc. as of August 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

October 4, 2002

--------------------------------------------------------------------------------
37 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
                    (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Bond Fund, Inc.
Fiscal year ended Aug. 31, 2002

Class A
Income distributions taxable as dividend income, 1.09% qualifying for deduction by corporations.

Payable date                                                  Per share
Sept. 26, 2001                                                 $0.02266
Oct. 26, 2001                                                   0.02267
Nov. 26, 2001                                                   0.02220
Dec. 20, 2001                                                   0.02165
Jan. 25, 2002                                                   0.02080
Feb. 26, 2002                                                   0.02072
March 26, 2002                                                  0.02063
April 26, 2002                                                  0.02126
May 24, 2002                                                    0.02124
June 26, 2002                                                   0.02138
July 26, 2002                                                   0.02080
Aug. 26, 2002                                                   0.02080
Total distributions*                                           $0.25681

Class B
Income distributions taxable as dividend income, 1.09% qualifying for deduction by corporations.

Payable date                                                  Per share
Sept. 26, 2001                                                 $0.01965
Oct. 26, 2001                                                   0.01967
Nov. 26, 2001                                                   0.01907
Dec. 20, 2001                                                   0.01926
Jan. 25, 2002                                                   0.01721
Feb. 26, 2002                                                   0.01752
March 26, 2002                                                  0.01785
April 26, 2002                                                  0.01819
May 24, 2002                                                    0.01848
June 26, 2002                                                   0.01811
July 26, 2002                                                   0.01784
Aug. 26, 2002                                                   0.01778
Total distributions*                                           $0.22063

--------------------------------------------------------------------------------
38 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Class C
Income distributions taxable as dividend income, 1.09% qualifying for deduction by corporations.

Payable date                                                  Per share
Sept. 26, 2001                                                 $0.01970
Oct. 26, 2001                                                   0.01969
Nov. 26, 2001                                                   0.01912
Dec. 20, 2001                                                   0.01929
Jan. 25, 2002                                                   0.01724
Feb. 26, 2002                                                   0.01752
March 26, 2002                                                  0.01785
April 26, 2002                                                  0.01818
May 24, 2002                                                    0.01847
June 26, 2002                                                   0.01811
July 26, 2002                                                   0.01785
Aug. 26, 2002                                                   0.01777
Total distributions*                                           $0.22079

Class Y
Income distributions taxable as dividend income, 1.09% qualifying for deduction by corporations.

Payable date                                                  Per share
Sept. 26, 2001                                                 $0.02331
Oct. 26, 2001                                                   0.02332
Nov. 26, 2001                                                   0.02288
Dec. 20, 2001                                                   0.02217
Jan. 25, 2002                                                   0.02158
Feb. 26, 2002                                                   0.02140
March 26, 2002                                                  0.02122
April 26, 2002                                                  0.02189
May 24, 2002                                                    0.02183
June 26, 2002                                                   0.02208
July 26, 2002                                                   0.02143
Aug. 26, 2002                                                   0.02145
Total distributions*                                           $0.26456

* $0.01 per share represents a tax return of capital.

--------------------------------------------------------------------------------
39 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
Address,                               Registrant and length of       during past five years
Age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
For Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and general       Company (information
                                                                      manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
40 -- AXP BOND FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        Retired president and
901 S. Marquette Ave.                                                 professor of economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987        Senior vice president -
50652 AXP Financial Center                                            information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
41 -- AXP BOND FUND -- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice president -
50005 AXP Financial Center                                            investment accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; vice
Born in 1955                                                          president - finance,
                                                                      American Express Company,
                                                                      2000-2002; vice president
                                                                      - corporate controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior vice president and
596 AXP Financial Center                                              general manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          vice president and
                                                                      managing director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; vice
                                                                      president, AEFC,
                                                                      1998-2002; president
                                                                      - Piper Capital
                                                                      Management 1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
42 -- AXP BOND FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  * Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal
    Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

(10/02)

AXP Bond Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6495 V (10/02)